EXHIBIT 99.1

Orion Energy Systems Previews Preliminary FY 2023 Q3 Results, Updates FY 2023 Revenue Outlook

and Provides Initial FY 2024 Revenue Growth Rate Expectation

Manitowoc, WI – January 23, 2023 - Orion Energy Systems, Inc. (NASDAQ: OESX) (Orion Lighting), a provider of energy-efficient LED lighting and controls, maintenance services and electric vehicle (EV) charging station solutions, today announced preliminary results for its fiscal third quarter ended December 31, 2022 and updated its revenue outlook for the full fiscal year 2023 ending on March 31, 2023. Orion plans to report final Q3’23 results on Thursday, February 9th and to host an investor call that day at 10:00 a.m. ET; details of the call will be announced separately.

Orion’s Q3’23 preliminary results reflect the continuation of delays in the initiation of certain large customer projects, as well as slower than expected activity in its electrical contractor distribution channel. While Orion believes its long-term growth prospects remain very favorable, current business and economic challenges could continue to impact the pace of projects, as well as new product and service opportunities. As a result, the Company is updating its outlook.

Orion’s expanded product offerings and turn-key service capabilities continue to resonate very well with current and prospective customers and are supporting a diversified and growing pipeline of large project opportunities for logistics, automotive, retail and industrial companies as well as public sector entities.

Based on preliminary results, Orion expects to report:

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Q3’23 revenue improved sequentially to approximately $20M vs. $17.6M in Q2’23, compared to $30.7M in Q3’22.
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Q3’23 gross profit percentage of approximately 25% vs. 25.3% in Q2’23, compared to 24.9% in Q3’22.
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Positive cash flow from operations in Q3’23.
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Financial liquidity of approximately $19M at the close of Q3’23, including approximately $8M of cash and cash equivalents and $11M in availability under its credit facility. Orion’s cash position reflects approximately $6M of payments in Q3’23 in connection with its acquisition of EV charging solutions provider Voltrek.

Updated Outlook

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Orion expects continued sequential revenue growth in Q4’23 vs. Q3’23, which should be the strongest quarter of FY’23, and likely will exceed Q4’22 revenue of $22.1M.
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As a result, Orion now expects full FY’23 revenue of $77M to $80M.
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Orion currently preliminarily expects FY’24 revenue growth of 30% or more over FY’23. The Company expects to provide more specific information about its FY’24 outlook when it reports its FY’23 full year results in early June.

Mike Jenkins, Orion’s CEO commented, “Q3 revenue improved sequentially from Q2, but was below the expectations of our prior revenue guidance. Delays in the activation of large DoD and automotive projects have pushed anticipated revenues from these projects into Q4’23 and FY’24. The automotive projects started slower than anticipated in Q3 but are expected to accelerate in Q4'23. The $9M DoD project start has shifted from Q3'23 to Q1'24. Both projects are fully booked. Additionally, sales through our lighting distribution channel were slower than anticipated, largely due to a softening economic environment.

“Importantly, despite the anticipated $50M decrease in business from our largest customer and an online retailer in the first nine months of FY’23, the remainder of Orion’s business has grown by approximately 9% over the year-ago period. Our new EV charging segment is off to a great start and should exceed our expectations for the second half of FY’23. This helps confirm that the investments we are making to diversify our business are paying off. We expect the maintenance business, with its recurring revenues, and EV business to accelerate as we fully activate cross-selling activities, and they will represent a significant portion of our revenue in FY’24. In addition, we continue to make progress with national accounts on projects and maintenance opportunities with several key initiatives in final decision stages. Despite recent modest weakness in our ESCO business, we are building a growing pipeline of substantial opportunities, some of which we expect to start late in Q4’23 or early FY’24. Importantly, Orion was operating cash flow positive in Q3, and we expect Q4 to be our strongest revenue quarter of the fiscal year. We currently believe our financial liquidity is sufficient to support our business going forward.”

Orion’s outlook is subject to a range of factors that are difficult to predict, including but not limited to, customer decision-making on the timing of large projects, supply chain disruptions, logistics, new construction activity, component availability, rising input costs, labor supply issues, flare ups of COVID-19 or its variants, and other impacts.

About Orion Energy Systems

Orion provides energy efficiency and clean tech solutions, including LED lighting and controls, maintenance services and electrical vehicle (EV) charging solutions. Orion specializes in turnkey design-through-installation solutions for large national customers, with a commitment to helping customers achieve their business and environmental goals with healthy, safe and sustainable solutions that reduce their carbon footprint and enhance business performance.

Orion is committed to operating responsibly throughout all areas of our organization. Learn more about our ESG priorities, goals and progress here or visit our website at www.orionlighting.com.

Safe Harbor Statement

Certain matters discussed in this press release are "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements may generally be identified as such because the context of such statements will include words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "will," "would" or words of similar import. Similarly, statements that describe our future outlook, plans, expectations, objectives or goals are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties that could cause results to differ materially from those expected, including, but not limited to, the following: (i) our ability to realize the anticipated benefits of the Voltrek acquisition; (ii) we may encounter substantial difficulties, costs and delays involved in integrating our operations with Voltrek’s business; (iii) disruption of management’s attention from ongoing business operations due to the Voltrek acquisition; (iv) our ability to manage general economic, business and geopolitical conditions, including the impacts of natural disasters, pandemics and outbreaks of contagious diseases and other adverse public health developments, such as the COVID-19 pandemic; (v) the deterioration of market conditions, including our dependence on customers' capital budgets for sales of products and services, and adverse impacts on costs and the demand for our products as a result of factors such as the COVID-19 pandemic and the implementation of tariffs; (vi) our ability to adapt and respond to supply chain challenges, especially related to shipping and logistics issues, component availability, rising input costs, and a tight labor market; (vii) our ability to recruit, hire and retain talented individuals in all disciplines of our company; (viii) our ability to successfully launch, manage and maintain our refocused business strategy to successfully bring to market new and innovative product and service offerings; (ix) potential asset impairment charges and/or increases on our deferred tax asset reserve; (x) our dependence on a limited number of key customers, and the potential consequences of the loss of one or more key customers or suppliers, including key contacts at such customers; (xi) our ability to identify and successfully complete transactions with suitable acquisition candidates in the future as part of our growth strategy; (xii) the availability of additional debt financing and/or equity capital to pursue our evolving strategy and sustain our growth initiatives; (xiii) our risk of potential loss related to single or focused exposure within the current customer base and product offerings; (xiv) our ability to achieve and sustain profitability and positive cash flows; (xv) our ability to differentiate our products in a highly competitive and converging market, expand our customer base and gain market share; (xvi) our ability to manage and mitigate downward pressure on the average selling prices of our products as a result of competitive pressures in the LED market; (xvii) our ability to manage our inventory and avoid inventory obsolescence in a rapidly evolving LED market; (xviii) our increasing reliance on third parties for the manufacture and development of products, product components, as well as the provision of certain services; (xix) our increasing emphasis on selling more of our products through third party distributors and sales agents, including our ability to attract and retain effective third party distributors and sales agents to execute our sales model; (xx) our ability to develop and participate in new product and technology offerings or applications in a cost effective and timely manner; (xxi) our ability to maintain safe and secure information technology systems; (xxii) our failure to comply with the covenants in our credit agreement; (xxiii) our ability to balance customer demand and production capacity; (xxiv) our ability to maintain an effective system of internal control over financial reporting; (xxv) price fluctuations (including as a result of tariffs), shortages or interruptions of component supplies and raw materials used to manufacture our products; (xxvi) our ability to defend our patent portfolio and license technology from third parties; (xxvii) a reduction in the price of electricity; (xxviii) the reduction or elimination of investments in, or incentives to adopt, LED lighting or the elimination of, or changes in, policies, incentives or rebates in certain states or countries that encourage the use of LEDs over some traditional lighting technologies; (xxix) the cost to comply with, and the effects of, any current and future industry and government regulations, laws and policies; (xxx) potential warranty claims in excess of our reserve estimates; and (xxxi) the other risks described in our filings with the Securities and Exchange Commission. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are made only as of the date of this press release and we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. More detailed information about factors that may affect our performance may be found in our filings with the Securities and Exchange Commission, which are available at http://www.sec.gov or at http://investor.oriones.com in the Investor Relations section of our Website.

Twitter: @OrionLighting and @OrionLightingIR

StockTwits: @Orion_LED_IR

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Investor Relations Contacts

Per Brodin, CFO	William Jones; David Collins
Orion Energy Systems, Inc.	Catalyst IR
pbrodin@oesx.com	(212) 924-9800 or OESX@catalyst-ir.com